UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AVALONBAY COMMUNITIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 16, 2019. AVALONBAY COMMUNITIES, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of AVALONBAY COMMUNITIES, INC. BALLSTON TOWER 671 NORTH GLEBE ROAD, SUITE 800 ARLINGTON, VA 22203 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E62220-P20009 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 5, 2019 Date: May 16, 2019Time: 8:00 a.m. Local Time Location: The Park Hyatt New York Hotel 153 West 57th Street New York, NY 10019

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following E62221-P20009 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Authorize a Proxy By Internet: To authorize a proxy to vote the shares by Internet, go to www.proxyvote.com. page) available and follow the instructions. Authorize a Proxy By Mail: You can authorize a proxy to vote the shares by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2019 to facilitate timely delivery.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. 1. To elect the following ten individuals to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualify: 2. To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2019. To adopt a resolution approving, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the proxy statement. 1a. Glyn F. Aeppel 3. 1b. Terry S. Brown 1c. Alan B. Buckelew In addition, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holder. 1d. Ronald L. Havner, Jr. 1e. Stephen P. Hills If you authorize a proxy by mail, you must date, sign and return the card in order for these shares to be voted. 1f. Richard J. Lieb 1g. Timothy J. Naughton 1h. H. Jay Sarles 1i. Susan Swanezy 1j. W. Edward Walter E62222-P20009 Voting Items

E62223-P20009